Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of February 8, 2008, is made among PAETEC Holding Corp., a Delaware corporation (the “Company”), and each Person listed on the signature pages hereof under the heading “Stockholders.”

WITNESSETH:

WHEREAS, pursuant to the Agreement and Plan of Merger, dated as of September 17, 2007, as amended (the “Merger Agreement”), among the Company, McLeodUSA Incorporated, a Delaware corporation, and PS Acquisition Corp., a Delaware corporation, the Persons listed on the signature pages hereof under the heading “Stockholders” will receive shares of the common stock, par value $0.01 per share, of the Company (the “Common Stock”); and

WHEREAS, the Company has agreed in the Merger Agreement to grant to such Persons the registration rights provided for in this Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

“Adverse Offering Effect” has the meaning specified in Section 6(a).

“Affiliate” has the meaning specified in Rule 12b-2 under the Exchange Act.

“Amendment” has the meaning specified in Section 18.

“Beneficial owner” and to “beneficially own” have the same meanings as in Rule 13d-3 promulgated under the Exchange Act as in effect on the date hereof; provided that a Person shall not be deemed to be the beneficial owner of any Common Stock solely because such Person is a party to the Board Membership Agreement, if such Person would not be deemed to be the beneficial owner of such Common Stock within the meaning of such Rule 13d-3 if such Person were not a party to the Board Membership Agreement.

“Blackout Period” has the meaning specified in Section 8(a).

“Board Membership Agreement” means the Board Membership Agreement, dated as of February 8, 2008, among the Company and each Person listed on the signature pages thereof.

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York are authorized or obligated by law or other governmental actions to close.

“Closing Date” has the meaning specified in the Merger Agreement.

“Common Stock” has the meaning specified in the recitals.

“Company” has the meaning specified in the preamble hereto.

“Cutback Notice” has the meaning specified in Section 6(a).

“Demand Period” means, with respect to either Initiating Demand Stockholder, the period commencing on the date that is 90 days following the Closing Date and expiring on such date as such Initiating Demand Stockholder shall cease to beneficially own Registrable Common Shares representing at least 50% of the Registrable Common Shares issued to such Initiating Demand Stockholder in the Merger.

“Demand Request” has the meaning specified in Section 4(a).

“Designated Shares” means shares of Common Stock that constituted Registrable Common Shares and were transferred by a Stockholder to an Affiliate thereof that has not agreed to become bound by the provisions of this Agreement in accordance with Section 16.

“Effective Time” has the meaning specified in the Merger Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal statute, as the same shall be in effect from time to time. Reference to a particular section of the Securities Exchange Act of 1934, as amended, shall include reference to the comparable section, if any, of any such successor federal statute.

“Fidelity Stockholder” means, collectively, Fidelity Advisor Series II: Fidelity Advisor High Income Advantage Fund, Pension Investment Committee of General Motors for General Motors Employees Domestic Group Pension Trust, Fidelity Securities Fund: Fidelity Leveraged Company Stock Fund, Commonwealth of Massachusetts Pension Reserves Investment Management Board, and Fidelity Advisor Series I: Fidelity Advisor Leveraged Company Stock Fund, and, subject to Section 16, each other Person to which a Stockholder that constitutes a part of the Fidelity Stockholder has transferred Registrable Common Shares and which has agreed to become bound by the provisions of this Agreement in accordance with Section 16, but only so long as any such Person holds Registrable Securities.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Initiating Demand Stockholder” has the meaning specified in Section 4(a).

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus” as defined in Rule 433 under the Securities Act.

“Losses” has the meaning specified in Section 12(a).

“Majority of the Registrable Common Shares” means, as of any date of determination with respect to the designated Stockholders, a majority of the Registrable Common Shares held by such Stockholders as of such date of determination.

“Merger Agreement” has the meaning specified in the recitals hereto.

“Merger” has the meaning specified in the Merger Agreement.

“Old Registration Rights Agreement” means the Registration Rights Agreement, dated as of February 28, 2007, as amended from time to time, among the Company, PAETEC Corp. and the stockholder parties thereto.

“Person” means any individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or a political subdivision or an agency or instrumentality thereof.

“Plan of Distribution” has the meaning specified in Section 3(c).

“Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Common Shares covered by any Registration Statement, and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

“Registrable Common Shares” means, collectively, with respect to any Stockholder, (a) the shares of Common Stock issued or issuable in the name of such Stockholder pursuant to the Merger and held in the name of such Stockholder and (b) any shares of Common Stock paid, issued or distributed in the name of such Stockholder in respect of any shares of Common Stock referred to in clause (a) by way of a stock dividend or distribution or stock split and held by such Stockholder. Shares of Common Stock shall cease to be Registrable Common Shares in accordance with Section 2.

“Registration Expenses” means any and all out-of-pocket expenses incident to the Company’s performance of its registration obligations under this Agreement, including (a) all SEC registration and filing fees and expenses incurred in connection with the preparation, printing and distribution of the Registration Statement and Prospectus and any other document or amendment thereto and the mailing and delivery of copies thereof to each Stockholder and any dealers or underwriters, (b) fees and disbursements of the Company, including fees and disbursements of counsel for the Company and of independent public accountants and other experts of the Company, (c) fees and expenses incident to any filing with FINRA or to securing any required review by FINRA of the terms of the sale of Registrable Common Shares, (d) fees and expenses in connection with the qualification of Registrable Common Shares for offering and sale under state securities laws (including fees and expenses incurred in connection with blue sky qualifications of the Registrable Common Shares and including all reasonable fees and disbursements of counsel in connection with any survey of state securities or blue sky laws and the preparation of any memorandum therein), (e) all fees and expenses incurred in connection with the listing of Registrable Common Shares on each securities exchange or automated quotation system on which the Common Stock is then listed, (f) the internal expenses of the Company (including all salaries and expenses of its officers and employees performing legal or accounting duties and expenses incurred by the Company in connection with any “road show” or marketing presentation), (g) with respect to each registration pursuant to Section 4(a), up to $25,000 of the reasonable fees and disbursements of a single counsel selected by the Stockholders holding a Majority of the Registrable Common Shares included or to be included in such registration incurred in connection with the preparation and review of the Registration Statement relating to such registration, and (h) with respect to each registration, the reasonable fees and disbursements of all independent public accountants (including the expenses of any audit and/or “cold comfort” letter) and the reasonable fees and expenses of other persons, including special experts, retained by the Company, but excluding (x) any underwriting discounts and fees, brokerage and sales commissions, and transfer and documentary stamp taxes, if any, relating to the sale or disposition of the Registrable Common Shares and (y) any fees or disbursements of counsel for the Stockholders, other than the fees and disbursements set forth in clause (g) above.

“Registration Statement” means any registration statement of the Company referred to in Section 3, 4 or 5, including any Prospectus, amendments and supplements to any such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in any such registration statement.

“Restricted Securities” has the meaning specified in Rule 144.

“Rule 144” means Rule 144 (or any similar provisions then in effect) promulgated by the SEC under the Securities Act.

“Rule 144A Resale Shelf Registration” means a registration under the Securities Act of convertible notes, preferred stock and/or capital stock purchase warrants for resale of such securities by the purchasers thereof acquired in an offering under the Securities Act made to one or more nationally recognized investment banking firms as initial purchasers for reoffering by such initial purchasers solely to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act), to other institutional “accredited investors” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act), or to investors outside the United States in compliance with Regulation S under the Securities Act.

“SEC” means the Securities and Exchange Commission.

“Section 9(e) Period” has the meaning specified in Section 9(e).

“Section 9(k) Period” has the meaning specified in Section 9(k).

“Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, as the same shall be in effect from time to time. Reference to a particular section of the Securities Act of 1933, as amended, shall include reference to the comparable section, if any, of any such successor federal statute.

“Shelf Registration” means the registration, if any, of Registrable Common Shares effected pursuant to Section 3.

“Shelf Registration Statement” means the shelf registration statement that the Company may become obligated to file pursuant to Section 3 which covers Registrable Common Shares on SEC Form S-3 or, subject to Section 3(a), other appropriate form under Rule 415 of the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case, including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Shelf Termination Date” has the meaning specified in Section 3(d).

“Similar Securities” means, in connection with any registration of securities of the Company under the Securities Act, all securities of the Company that are (a) the same as or similar to the securities being registered, (b) convertible into or exchangeable or exercisable for the securities being registered or (c) the same as or similar to the securities into or for which the securities being registered are convertible or exchangeable or exercisable.

“Stockholders” means (a) collectively, each Person that constitutes a part of the Fidelity Stockholder and each Person that constitutes a part of the Wayzata Stockholder, and (b) individually, except as otherwise provided in this Agreement, any Person referred to in clause (a).

“Suspension Period” means any period during which the offering of Registrable Common Shares under the Shelf Registration Statement shall be suspended as a result of the occurrence of a Blackout Period, a Section 9(e) Period or a Section 9(k) Period.

“Underwritten Offering” means an underwritten offering in which securities are sold to an underwriter or underwriters, on a firm commitment basis, for reoffering to the public.

“Warrant Shelf Registration” means the registration by the Company under the Securities Act of the offering of Common Stock issuable pursuant to the exercise of purchase warrants issued by the Company under the PAETEC Communications, Inc. Agent Incentive Plan, as amended and restated.

“Wayzata Stockholder” means, collectively, Wayzata Opportunities Fund, LLC, Wayland Distressed Opportunities Fund I-C, LLC, Wayzata Recovery Fund, LLC, Wayland Distressed Opportunities Fund I-B, LLC, and Wayzata Opportunities Fund Offshore, L.P., and, subject to Section 16, each other Person to which a Stockholder that constitutes a part of the Wayzata Stockholder has transferred Registrable Common Shares and which has agreed to become bound by the provisions of this Agreement in accordance with Section 16, but only so long as any such Person holds Registrable Common Shares.

2. Securities Subject to this Agreement.

(a) The Registrable Common Shares held in the name of any Stockholder are the sole securities entitled to the benefits of this Agreement.

(b) For the purposes of this Agreement, Registrable Common Shares held in the name of the Fidelity Stockholder or the Wayzata Stockholder shall cease to be Registrable Common Shares (and such Stockholder shall cease to have any registration rights with respect to such securities under this Agreement) on the date and to the extent that (i) a Registration Statement covering such Registrable Common Shares has been declared effective under the Securities Act and such Registrable Common Shares have been disposed of pursuant to such effective Registration Statement, (ii) such Registrable Common Shares have been sold or transferred in accordance with the requirements of Rule 144, (iii) such Registrable Common Shares have been otherwise transferred or disposed of, certificates therefor not bearing a legend restricting further transfer or disposition thereof shall have been delivered by the Company and, at such time, subsequent transfer or disposition of such securities shall not require registration of such securities under the Securities Act, (iv) all Registrable Common Shares then held in the name of such Stockholder may be sold or transferred by such Stockholder without holding period, volume or manner of offering limitations under the Securities Act and the rules and regulations thereunder and such Registrable Common Shares constitute less than 2% of the total number of shares of Common Stock then outstanding, (v) from and after January 1, 2009, all Registrable Common Shares then held in the name of such Stockholder may be sold or transferred by such Stockholder within any three-month period, including pursuant to Rule 144, or (vi) such Registrable Common Shares have ceased to be outstanding.

3. Shelf Registration Statement.

(a) On or before May 15, 2008 or, if the Company is not then eligible to use SEC Form S-3 to register under the Securities Act the offer and sale by the Stockholders of all Registrable Common Shares, as soon as reasonably practicable after the Company becomes so eligible, the Company shall file with the SEC a Shelf Registration Statement relating to the offer and sale, by the Stockholders from time to time, of the Registrable Common Shares, and shall use its reasonable best efforts to cause the Shelf Registration Statement to be declared effective by the SEC as soon as reasonably practicable after filing. Notwithstanding any provision of this Agreement to the contrary, the Company shall not have any obligation pursuant to this Section 3 to file with the SEC any registration statement on any SEC form other than SEC Form S-3. The Company shall promptly notify each Stockholder of the date on which the Shelf Registration Statement is declared effective.

(b) Notwithstanding Section 9(a) or any other provision of this Agreement to the contrary, the Company shall not be obligated to use commercially reasonable or other efforts to maintain the effectiveness of the Shelf Registration Statement after the effective date thereof on any SEC form other than SEC Form S-3.

(c) The Shelf Registration Statement shall cover the offering and sale of the Registrable Common Shares only in accordance with the methods of distribution described in Exhibit A attached to this Agreement (the “Plan of Distribution”), which shall be included in the Prospectus forming part of the Shelf Registration Statement, provided that, notwithstanding the foregoing or any contrary provision of this Agreement, no Stockholder may effect an Underwritten Offering of Registrable Common Shares pursuant to the Shelf Registration Statement, other than as permitted in the Company’s discretion in accordance with the proviso in Section 4(b).

(d) The respective rights of the Fidelity Stockholder, on the one hand, and of the Wayzata Stockholder, on the other hand, to cause its Registrable Common Shares to be registered or to sell its Registrable Common Shares pursuant to the Shelf Registration Statement shall terminate upon the earliest to occur of (i) the 15-month anniversary of the Closing Date (the “Shelf Termination Date”), (ii) the date that is 90 days following the date on which the Fidelity Stockholder or the Wayzata Stockholder, as the case may be, ceases to beneficially own Registrable Common Shares representing at least 50% of the Registrable Common Shares issued to the Fidelity Stockholder or the Wayzata Stockholder, as applicable, pursuant to the Merger, and (iii) the date on which the Fidelity Stockholder or the Wayzata Stockholder, as the case may be, otherwise is eligible to sell all of its Registrable Common Shares within any three-month period without limitation by the volume restrictions of Rule 144 under the Securities Act.

4. Demand Registration Rights.

(a) At any time during the Demand Period, upon the written request of either of the Fidelity Stockholder or the Wayzata Stockholder (each of the Fidelity Stockholder and the Wayzata Stockholder, the “Initiating Demand Stockholder”) that the Company effect the registration under the Securities Act of all or part of such Initiating Demand Stockholder’s Registrable Common Shares (which written request shall specify the aggregate number of Registrable Common Shares requested to be registered) (a “Demand Request”), the Company shall as soon as reasonably practicable, but no later than 45 Business Days after its receipt of such request, file with the SEC a Registration Statement with respect to such requested registration (or, if the Company shall be legally prohibited from making such a filing or if financial statements required to be included in such a filing are not reasonably available, in each case, within 45 Business Days after its receipt of such request, as soon thereafter as is legally permissible or as such financial statements are reasonably available). Subject to reduction pursuant to Section 6(a), such Registration Statement shall cover the Registrable Common Shares requested by the Initiating Demand Stockholder to be registered and such other Registrable Common Shares as are requested to be registered by any other Stockholder pursuant to Section 5.

(b) Notwithstanding the provisions of Section 4(a), the Company shall not be required to take any action pursuant to this Section 4:

(i) if, prior to the date of a request by the Fidelity Stockholder pursuant to Section 4(a), the Company shall have effected one registration pursuant to Section 4(a) at the request of the Fidelity Stockholder;

(ii) if, prior to the date of a request by the Wayzata Stockholder pursuant to Section 4(a), the Company shall have effected one registration pursuant to Section 4(a) at the request of the Wayzata Stockholder;

(iii) if the Company shall have effected a registration pursuant to Section 4(a) within the 180-day period immediately preceding the date of such request;

(iv) if the Registrable Common Shares of the Initiating Demand Stockholder which the Company shall have been requested to register shall have an anticipated aggregate offering price of less than $35,000,000, as determined in good faith by the Company at the time of its receipt of a request for registration pursuant to Section 4(a); or

(v) during the pendency of any Blackout Period;

provided, however, that the Company shall be permitted to satisfy its obligations under Section 4(a) by amending (to the extent permitted by applicable law) within 45 days after a written request for registration, any Registration Statement previously filed by the Company under the Securities Act so that such Registration Statement (as amended) shall permit the disposition pursuant to an Underwritten Offering of all of the Registrable Common Shares for which a demand for registration has been made under Section 4(a). If the Company shall so amend a previously filed Registration Statement, it shall be deemed to have effected a registration for purposes of this Section 4.

(c) The Initiating Demand Stockholder delivering a request pursuant to Section 4(a) may distribute the Registrable Common Shares covered by such demand only by means of an Underwritten Offering.

(d) Subject to Section 4(e), and notwithstanding the last sentence of Section 4(b), a registration requested pursuant to this Section 4 shall not be deemed to be effected for purposes of this Section 4 if (i) the Registration Statement for such registration has not been declared effective by the SEC or has not become effective in accordance with the Securities Act and the rules and regulations thereunder, or (ii) the Initiating Demand Stockholder shall not be entitled to include in such registration at least 75% of the Registrable Common Shares that the Initiating Demand Stockholder requested pursuant to Section 4(a) to be so included in such registration.

(e) The Initiating Demand Stockholder may, at any time prior to the effective date of the Registration Statement relating to such registration, revoke such request by providing a written notice to the Company revoking such request. The Company shall be deemed to have effected a registration pursuant to Section 4(a) in the case of any such revocation unless the Initiating Demand Stockholder reimburses the Company for all Registration Expenses incurred by the Company with respect to such revoked request. Except as otherwise contemplated by the immediately preceding sentence, no revocation pursuant to this Section 4(e) shall relieve the Company of its obligation hereunder to pay the Registration Expenses in connection with any such request.

(f) Any request or notice furnished by an Initiating Demand Stockholder pursuant to this Section 4 shall (i) specify the Stockholders constituting the Initiating Demand Stockholder that have joined in such request or notice and (ii) be binding upon each Stockholder holding Registrable Common Shares that constitutes a part of such Initiating Demand Stockholder, whether or not joining in such request or notice.

5. Piggy-Back Registration Rights.

(a) Within seven Business Days after receipt by the Company of a Demand Request pursuant to Section 4(a), the Company shall (i) give written notice of its receipt of such Demand Request to each other Stockholder holding Registrable Common Shares that has not joined in such Demand Request, specifying the approximate date on which the Company proposes to file a Registration Statement pursuant to Section 4(a) and advising such Stockholder of its right to have any or all of the Registrable Common Shares of such Stockholder included among the securities to be covered thereby, and (ii) at the written request of any such Stockholder given to the Company within ten Business Days after written notice from the Company has been given to such Stockholder, include among the securities covered by such Registration Statement the number of Registrable Common Shares which such Stockholder shall have requested be so included (subject, however, to reduction, in accordance with the applicable provisions of Section 6).

(b) Nothing in this Section 5 shall create any liability on the part of the Company to any Stockholder holding Registrable Common Shares if for any reason the Company shall decide not to file, or to delay the filing of, a Registration Statement proposed to be filed pursuant to Section 4(a) or to withdraw such Registration Statement subsequent to its filing, regardless of any action whatsoever that a Stockholder may have taken, whether as a result of the issuance by the Company of any notice hereunder or otherwise; provided, however, that the Company shall not be relieved of its obligation hereunder to pay the Registration Expenses in connection with any such filing or proposed filing.

6. Cutbacks. In connection with any offering covered by a Registration Statement filed pursuant to Section 4(a), if the lead managing underwriters shall give written notice (a “Cutback Notice”) to the Company (it being understood that the Company shall as soon as reasonably practicable deliver copies of any such notice to all Stockholders who have requested the Company to include Registrable Common Shares in such offering) that, in their reasonable and good faith opinion, the Registrable Common Shares requested to be included in such offering and any other securities which the Company proposes to sell for its own account in such offering exceed the number which can be sold in such offering without being likely to have a significant adverse effect on the offering price, timing or distribution of the securities offered or the market for the securities offered (an “Adverse Offering Effect”), then the Company shall include in such offering only the number of Registrable Common Shares and other securities that, in the good faith opinion of such underwriters, can be included without having an Adverse Offering Effect. Such aggregate number of Registrable Common Shares to be included in such offering shall be allocated pro-rata among the Stockholders who have requested Registrable Common Shares be so included based on the number, as of the date of delivery of the first Cutback Notice delivered to the Stockholders in connection with such offering, of Registrable Common Shares requested by the Stockholders to be included in such offering. No other securities shall be included in such offering except to the extent that, in the reasonable and good faith opinion of such lead managing underwriter or underwriters, such securities can be included without having an Adverse Offering Effect.

7. Selection of Underwriters. In connection with any Registration Statement filed pursuant to Section 4(a), the Company shall have the right to select a lead managing underwriter or underwriters to administer such offering, which lead managing underwriter or underwriters shall be reasonably satisfactory to the Initiating Demand Stockholder. The Stockholders hereby agree that, without limitation, either of Merrill Lynch & Co. or Deutsche Bank shall be reasonably satisfactory to the Initiating Demand Stockholder.

8. Blackout Periods; Holdback.

(a) If the Company determines that the registration and distribution of Registrable Common Shares (i) would materially impede, delay, interfere with or otherwise adversely affect any pending financing, registration of securities by the Company in a primary offering for its own account, acquisition, corporate reorganization, debt restructuring or other significant transaction involving the Company or (ii) would require disclosure of non-public material information that the Company has a bona fide business purpose for preserving as confidential, as determined by the Company’s Board of Directors in good faith, the Company shall be entitled to defer the filing or effectiveness of a Registration Statement, or to suspend the use of an effective Registration Statement, for the shortest period of time reasonably required (each such period, a “Blackout Period”); provided that the Company shall not be entitled to obtain deferrals or suspensions under (x) clause (i) of this Section 8(a), for more than an aggregate of 120 days in any 12-month period or (y) clause (ii) of this Section 8(a), for more than 30 days on any one occasion, on more than two occasions in any 12-month period or for more than an aggregate of 60 days in any 12-month period. The Company shall notify each Stockholder of the initiation and expiration or earlier termination of a Blackout Period and, as soon as reasonably practicable after such expiration or termination, shall amend or supplement any effective Registration Statement to the extent necessary to permit the Stockholders to resume use thereof in connection with the offer and sale of their Registrable Common Shares in accordance with applicable law. Each Stockholder agrees to treat as confidential the delivery of any notice by the Company to such Stockholder pursuant to this Section 8(a) and the information set forth in any such notice.

(b) In the case of an Underwritten Offering of securities of the Company, each Stockholder agrees, if requested in writing by the lead managing underwriter of such Underwritten Offering, that it shall not effect any public sale or public distribution of any Registrable Common Shares held by such Stockholder during the period beginning seven days before, and ending 90 days (or such shorter period as may be permitted by such lead managing underwriter) after, the effective date of the Registration Statement filed in connection with such registration, except for Registrable Common Shares included in such registration; provided, that all directors and executive officers of the Company who hold Common Stock enter into lock-up agreements with respect to their Common Stock not included in such registration with the applicable underwriters on terms no less restrictive than the terms of this Section 8(b) applicable to such Stockholder. If requested by such managing underwriter, each Stockholder shall (i) enter into a lock-up agreement with the applicable underwriters that is consistent with the agreement in the preceding sentence and (ii) cause each of its Affiliates holding Designated Shares to enter into such a lock-up agreement with respect to such Designated Shares.

(c) Notwithstanding any provision of Section 8(a) or 8(b) to the contrary, the cumulative period of any Blackout Periods pursuant to Section 8(a) and of any holdbacks pursuant to Section 8(b) shall not exceed, in the aggregate, 120 days in any 12-month period.

(d) In the case of any Underwritten Offering of Registrable Common Shares initiated by a Stockholder pursuant to Section 4(a), the Company agrees, if requested in writing by the lead managing underwriters of such Underwritten Offering, not to effect (or register for sale) any public sale or distribution of any securities that are Similar Securities for the Company’s own account during the period beginning seven days before, and ending

90 days (or such lesser period as may be permitted by such lead managing underwriter) after, the effective date of the Registration Statement filed in connection with such registration, except for securities of the Company to be offered for the Company’s account in such Underwritten Offering. Notwithstanding the foregoing, the Company may effect a public sale or distribution of Common Stock and other securities that are Similar Securities for the Company’s own account during the period described above (i) pursuant to registrations on Forms S-4 or S-8 or any successor registration forms, (ii) as part of any registration of securities for offering and sale to employees, directors or consultants of the Company pursuant to any stock plan or other benefit plan arrangement, (iii) pursuant to any Warrant Shelf Registration or (iv) in an amount that shall not exceed the volume limitations set forth in Rule 144(e)(1). The Company agrees to use commercially reasonable efforts to obtain from directors or executive officers of the Company who hold Common Stock or other securities that are Similar Securities an agreement not to effect any public sale or distribution of such Similar Securities (other than any sale under Rule 144) for the account of such director or executive officer during any period referred to in this Section 8(d), except as part of any Underwritten Offering contemplated in this Section 8(d).

9. Registration Procedures. In connection with the registration obligations of the Company under Sections 3, 4 and 5, the Company shall:

(a) prepare and file with the SEC a Registration Statement with respect to such Registrable Common Shares on any registration form adopted by the SEC for which the Company then qualifies or which counsel for the Company shall deem appropriate (subject, in the case of a Shelf Registration Statement, to the provisions of Section 3(a)), and which form shall be available for the sale of the Registrable Common Shares in accordance with the intended methods of distribution thereof, and use commercially reasonable efforts to cause such Registration Statement to become and, subject to Section 3(b), remain effective; provided that, at least five Business Days prior to filing a Registration Statement or Prospectus or any amendment or supplement thereto, the Company shall furnish to a single counsel selected by Stockholders holding a Majority of the Registrable Common Shares included or to be included in such Registration Statement copies of such Registration Statement or Prospectus (or amendment or supplement) as proposed to be filed (including, upon the request of such counsel, documents to be incorporated by reference therein), which documents shall be subject to the reasonable review and comments of such counsel and the Stockholders holding the Registrable Common Shares included or to be included in such Registration Statement during such five-Business-Day period;

(b) prepare and file with the SEC amendments and post-effective amendments to such Registration Statement and such amendments and supplements to the Prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration or as may be required by the rules, regulations or instructions applicable to the registration form utilized by the Company or by the Securities Act or rules and regulations thereunder necessary to keep such Registration Statement effective until the earlier of (i) the date on which the Registrable Common Shares covered by such Registration Statement cease to be Registrable Common Shares or have been sold or withdrawn and (ii) subject to Sections 9(e) and 9(k), (x) in the case of the Shelf Registration, until the date that is 10 days following the Shelf Termination Date, or (y) in the case of a Registration Statement filed pursuant to Section 4(a), for at least 120 days plus such longer period (not to exceed 90 days after the 120th day) as, in the opinion of counsel for the underwriter or underwriters of such Underwritten Offering, is required by law for the delivery of a Prospectus in connection with the sale of Registrable Common Shares by an underwriter or dealer, and cause the Prospectus as so amended and supplemented to be filed pursuant to Rule 424 under the Securities Act, and otherwise use reasonable best efforts to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement until such time as is specified in clause (i) or (ii) above, as the case may be;

(c) furnish to each Stockholder holding such Registrable Common Shares such number of copies of such Registration Statement and of each amendment and post-effective amendment thereto, any Prospectus or Prospectus supplement and such other documents as such Stockholder may reasonably request in order to facilitate the disposition of the Registrable Common Shares by such Stockholder (the Company hereby consenting to the use (subject to the limitations set forth in Section 10(b)) of the Prospectus or any amendment or supplement thereto in connection with such disposition);

(d) use commercially reasonable efforts to register or qualify such Registrable Common Shares covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as each Stockholder shall reasonably request, and to do any and all other acts and things which may be reasonably necessary to enable such Stockholder to consummate the disposition in such jurisdictions of the Registrable Common Shares held by such Stockholder, except that the Company shall not be required for any such purpose to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Section 9(d), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

(e) promptly notify each Stockholder holding any such Registrable Common Shares covered by such Registration Statement, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act within the applicable period referred to in Section 9(b), that the Company has become aware that the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing (the period during which the Stockholders are required in such case pursuant to Section 10(b) to refrain from effecting public sales or distributions of Registrable Common Shares referred to herein as a “Section 9(e) Period”), and prepare and furnish to such Stockholder, as soon as reasonably practicable, without charge to such Stockholder, a reasonable number of copies of an amendment to such Registration Statement or supplement to such related Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Common Shares, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided that if the Company gives such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective as provided in Section 9(b) by the number of days in the Section 9(e) Period;

(f) promptly notify each Stockholder holding Registrable Common Shares covered by such Registration Statement at any time:

(i) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed and, with respect to the Registration Statement or any post-effective amendment, when the Registration Statement or such post-effective amendment has become effective;

(ii) of the issuance by the SEC of any stop order of which the Company is aware suspending the effectiveness of the Registration Statement or any order preventing the use of a related Prospectus, or the initiation of any proceedings for such purposes; and

(iii) of the receipt by the Company of any written notification of the suspension of the qualification of any of the Registrable Common Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose;

(g) make available to its stockholders, as soon as reasonably practicable, an earnings statement that shall satisfy the provisions of Section 11(a) of the Securities Act, provided that the Company shall be deemed to have complied with this Section 9(g) if it has complied with Rule 158 under the Securities Act;

(h) if the registration involves an Underwritten Offering, enter into a customary underwriting agreement and in connection therewith:

(i) make such representations and warranties to the underwriters in form and, to the extent possible, substance and scope as are customarily made by issuers to underwriters in comparable Underwritten Offerings;

(ii) use commercially reasonable efforts to obtain opinions of counsel to the Company (in form, scope and substance reasonably satisfactory to the managing underwriters), addressed to the underwriters, and covering the matters customarily covered in opinions requested in comparable Underwritten Offerings;

(iii) use commercially reasonable efforts to obtain “cold comfort” letters and bring-downs thereof from the Company’s independent registered public accounting firm addressed to the underwriters, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters by independent registered public accounting firms in connection with Underwritten Offerings; and

(iv) deliver such documents and certificates as may be reasonably requested by the managing underwriters to evidence compliance with any customary conditions contained in the underwriting agreement;

(i) cooperate with the Stockholders holding Registrable Common Shares covered by such Registration Statement and the managing underwriter or underwriters or agents, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing the securities to be sold under such Registration Statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters or agents, if any, or such Stockholders, may request;

(j) if reasonably requested by the managing underwriter or underwriters or a Stockholder holding Registrable Common Shares being sold in connection with an Underwritten Offering, incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the managing underwriters and the Stockholders holding a Majority of the Registrable Common Shares being sold by all Stockholders agree should be included therein relating to the plan of distribution with respect to such Registrable Common Shares, including information with respect to the amount of Registrable Common Shares being sold to such underwriters, the purchase price being paid therefor by such underwriters and any other terms of the Underwritten Offering of the Registrable Common Shares to be sold in such offering and make all required filings of such Prospectus supplement or post-effective amendment upon being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

(k) in the event of the issuance of any stop order of which the Company is aware suspending the effectiveness of the Registration Statement, or of any order suspending or preventing the use of any related Prospectus or suspending the qualification of any Registrable Common Shares included in the Registration Statement for sale in any jurisdiction, use commercially reasonable efforts to obtain at the earliest practicable time the withdrawal of such stop order or other order (the period between the issuance and withdrawal of any stop order or other order referred to herein as a “Section 9(k) Period”); provided that the Company shall extend the period during which such Registration Statement will be maintained effective as provided in Section 9(b) by the number of days in the Section 9(k) Period;

(l) use reasonable best efforts to cause all Common Stock covered by such Registration Statement to be listed on any securities exchange on which the Common Stock is then listed, if the Common Stock covered by such Registration Statement is not already so listed and if such listing is then permitted under the rules of such securities exchange;

(m) in the case of an Underwritten Offering, cause the senior executive officers of the Company to participate in the customary “road show” presentations that may be reasonably requested by the lead managing underwriter in any such Underwritten Offering and otherwise to cooperate with and participate in customary selling efforts related thereto;

(n) upon the request of any Stockholder, promptly amend any Shelf Registration Statement or take such other action as may be necessary to de-register, remove or withdraw all or any portion of the Stockholder’s Registrable Common Shares from a Shelf Registration Statement, as requested by such Stockholder;

(o) not later than the effective date of the applicable Registration Statement, provide a CUSIP number for all Registrable Common Shares and, unless such Registrable Common Shares shall be registered in book-entry form, provide the applicable transfer agent and registrar for such Registrable Common Shares with printed certificates for the Registrable Common Shares, which certificates shall be in a form eligible for deposit with The Depository Trust Company;

(p) provide and cause to be maintained a transfer agent and registrar for all Registrable Common Shares covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement; and

(q) make available upon reasonable notice at reasonable times and for reasonable periods for inspection by one representative appointed by the Stockholders holding a Majority of the Registrable Common Shares covered by the applicable Registration Statement, by any managing underwriter or underwriters participating in any Underwritten Offering to be effected pursuant to such Registration Statement, and by any attorney, accountant or other agent retained by such Stockholders or any such managing underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees and the independent registered public accounting firm that has certified the Company’s financial statements to make themselves available during normal business hours to discuss the business of the Company and to supply all information reasonably requested by any such Stockholders or managing underwriter or agent thereof in connection with such Registration Statement as shall be necessary to enable such Persons to exercise their due diligence responsibility (subject to the entry by each Person referred to in this Section 9(q) into customary confidentiality agreements in a form reasonably acceptable to the Company).

10. Agreements of Stockholders.

(a) As a condition to the Company’s obligation under this Agreement to cause Registrable Common Shares of any Stockholder to be included in a Registration Statement, such Stockholder shall timely provide the Company with all of the information required to be provided in the Registration Statement with respect to such Stockholder pursuant to Items 507 and 508 (or any successor Items) of Regulation S-K under the Securities Act and such other information as otherwise may reasonably be requested by the Company in connection with the Registration Statement.

(b) Each Stockholder shall comply with the prospectus delivery requirements of the Securities Act in connection with the offer and sale of Registrable Common Shares made by such Stockholder pursuant to any Registration Statement. Upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 9(e) or Section 9(k), each Stockholder holding Registrable Common Shares shall forthwith discontinue the disposition of Registrable Common Shares pursuant to the Prospectus or Registration Statement covering such Registrable Common Shares until such Stockholder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 9(e) or the withdrawal of any stop order or other order referred to in Section 9(k), and, if so directed by the Company, shall deliver to the Company all copies, other than permanent file copies then in such Stockholder’s possession, of the Prospectus covering such Registrable Common Shares at the time of receipt of such notice.

(c) Each Stockholder shall effect all sales and distributions of such Stockholder’s Registrable Common Shares made pursuant to the Shelf Registration Statement in a manner consistent with the terms of the Plan of Distribution, subject to Section 3(c).

(d) To the extent required by the Securities Act or rules or regulations thereunder, as reasonably determined by the Company, a Stockholder shall consent to disclosure in any Registration Statement to the effect that such Stockholder is or may be deemed to be an underwriter for purposes of the Securities Act in connection with the offering of Registrable Common Shares of such Stockholder included in such Registration Statement.

(e) Each Stockholder shall comply with Regulation M under the Exchange Act in connection with the offer and sale of Registrable Common Shares made by such Stockholder pursuant to any Registration Statement. Each Stockholder shall provide the Company with such information about such Stockholder’s offer and sale of Registrable Common Shares pursuant to any Registration Statement as the Company shall reasonably request to enable the Company and its Affiliates to comply with Regulation M under the Exchange Act in connection with any such offer and sale.

11. Registration Expenses. The Company shall pay all Registration Expenses in connection with all registrations pursuant to this Agreement to the extent provided herein. In connection with all such registrations, each Stockholder shall pay all underwriting discounts and fees, brokerage and sales commissions, and transfer and documentary stamp taxes, if any, relating to the sale or disposition of such Stockholder’s Registrable Common Shares pursuant to the Registration Statement, and, except as provided in clause (g) of the definition of Registration Expenses, all fees and expenses of counsel to such Stockholder.

12. Indemnification; Contribution.

(a) The Company shall indemnify and hold harmless, to the fullest extent permitted by law, each Stockholder in any offering or sale of Registrable Common Shares pursuant to this Agreement, each Person, if any, who participates as an underwriter in any such offering and sale of Registrable Common Shares, and each Person, if any, who controls such Stockholder or such underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and their respective directors, trustees, officers, partners, agents, employees and affiliates against all losses, claims, damages, liabilities and expenses (including reasonable attorneys’ fees, disbursements and expenses, as incurred, and any amounts paid in any settlement effected with the Company’s consent, which consent shall not be unreasonably withheld or delayed) (collectively, “Losses”) incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation arising out of or based upon: (i) any untrue or alleged untrue statement of a material fact contained in, or any omission or alleged omission of a material fact required to be stated in, the Registration Statement, Prospectus or preliminary Prospectus or any amendment or supplement to any of the foregoing, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or necessary to make the statements therein (in the case of a Prospectus, a preliminary Prospectus, an Issuer Free Writing Prospectus or “issuer information,” in the light of the circumstances then existing) not misleading, except in each case insofar as such statements or omissions arise out of or are based upon (A) any such untrue statement or alleged untrue statement or omission or alleged omission made in reliance on and in conformity with information with respect to such Stockholder furnished in writing to the Company by such Stockholder or its counsel expressly for use therein, (B) the use of any Prospectus, Issuer Free Writing Prospectus or “issuer information” after such time as the obligation of the Company to keep effective the

Registration Statement of which such Prospectus forms a part has expired or (C) the use of any Prospectus, Issuer Free Writing Prospectus or “issuer information” after such time as the Company has advised the Stockholders that the filing of an amendment or supplement thereto is required, except such Prospectus, Issuer Free Writing Prospectus or “issuer information” as so amended or supplemented; or (ii) any violation by the Company of any other federal or state securities laws or regulations applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration. Notwithstanding the foregoing provisions of this Section 12(a), the Company shall not be liable to any such Stockholder or underwriter or to any other indemnified party under the indemnity agreement in this Section 12(a) for any Losses that arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Prospectus if either: (i) (A) such Stockholder or underwriter failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Registrable Common Shares by such Stockholder or underwriter to the Person asserting the claim from which such Losses arise and (B) the Prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission; or (ii) (A) such untrue statement or alleged untrue statement or omission or alleged omission is corrected in an amendment or supplement to the Prospectus and (B) having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented as required hereunder, such Stockholder or underwriter thereafter fails to deliver such Prospectus, as so amended or supplemented, with or prior to the delivery of written confirmation of the sale of Registrable Common Shares by such Stockholder or underwriter to the Person asserting the claim from which such Losses arise. Such rights to indemnity and reimbursement of expenses shall survive the transfer of the Registrable Common Shares by such indemnified party.

(b) In connection with any Registration Statement filed pursuant to this Agreement, each Stockholder holding Registrable Common Shares to be covered thereby shall, severally and not jointly with any other Stockholders, indemnify and hold harmless, to the fullest extent permitted by law, the Company, each Person, if any, who participates as an underwriter in any such offering and sale of Registrable Common Shares and each Person, if any, who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and their respective directors, trustees, officers, partners, agents, employees and affiliates, against all Losses incurred by such party pursuant to any actual action, suit, proceeding or investigation arising out of or based upon any untrue or alleged untrue statement of a material fact contained in, or any omission or alleged omission of a material fact required to be stated in, the Registration Statement, Prospectus or preliminary Prospectus or any amendment or supplement to any of the foregoing, any Issuer Free Writing Prospectus or “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or necessary to make the statements therein (in case of a Prospectus, preliminary Prospectus or Issuer Free Writing Prospectus, in the light of the circumstances then existing) not misleading, but only to the extent that any such untrue statement or omission is made in reliance on and in conformity with information with respect to such Stockholder furnished in writing to the Company by such Stockholder or its counsel specifically for use therein; provided, however, that no Stockholder shall be required to indemnify the Company or any other indemnified party under this Section 12(b) with respect to any amount in excess of the amount of the total net proceeds received by such Stockholder from sales of the Registrable Common Shares of such Stockholder under such Registration Statement.

(c) Any Person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such indemnified party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such indemnified party may claim indemnification or contribution pursuant to this Agreement, provided that failure to give such notification shall not affect the obligations of the indemnifying party pursuant to this Section 12 except to the extent the indemnifying party shall have been actually and materially prejudiced as a result of such failure. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation, unless in the reasonable judgment of any indemnified party, based on the opinion of counsel, a conflict of interest is likely to exist between the indemnifying party and such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall not be liable for the fees and expenses of (i) more than one counsel for all Stockholders holding Registrable Common Shares who are indemnified parties, selected by the Stockholders holding a Majority of the Registrable Common Shares held by all Stockholders who are indemnified parties (which selection shall be reasonably satisfactory to the Company), (ii) more than one counsel for the underwriters in an Underwritten Offering or (iii) more than one counsel for the Company, in each case in connection with any one action or separate but similar or related actions. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, based on the opinion of counsel, a conflict of interest is likely to exist between an indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel, provided that the indemnifying party shall not be liable for the fees and expenses of (i) more than one counsel for all Stockholders holding Registrable Common Shares who are indemnified parties, selected by the Stockholders holding a Majority of the Registrable Common Shares who are indemnified parties (which selection shall be reasonably satisfactory to the Company), (ii) more than one counsel for the underwriters in an Underwritten Offering or (iii) more than one counsel for the Company, in each case in connection with any one action or separate but similar or related actions. No indemnifying party, in defense of any such action, suit, proceeding or investigation, shall, except with the consent of each indemnified party, consent to the entry of any judgment or entry into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such action, suit, proceeding or investigation to the extent such liability is covered by the indemnity obligations set forth in this Section 12. No indemnified party shall consent to entry of any judgment or entry into any settlement without the consent of each indemnifying party.

(d) If the indemnification from the indemnifying party provided for in this Section 12 is unavailable to an indemnified party hereunder in respect of any Losses,

then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that no Stockholder shall be required to contribute any amount in excess of the amount of the total net proceeds received by such Stockholder from sales of the Registrable Common Shares of the Stockholder under the applicable Registration Statement. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses referred to above shall be deemed to include, subject to the limitations set forth in Section 12(c), any legal or other fees and expenses reasonably incurred by such indemnified party in connection with any investigation or proceeding. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The parties agree that it would not be just and equitable if contribution pursuant to this Section 12(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the consideration referred to in this Section 12(d). If indemnification is available under this Section 12, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 12(a) or 12(b), as the case may be, without regard to the relative fault of such indemnifying parties or indemnified party or any other equitable consideration provided for in this Section 12(d).

(e) The provisions of this Section 12 shall be in addition to any liability which any indemnifying party may have to any indemnified party and shall survive the termination of this Agreement.

(f) The indemnification and contribution required by this Section 12 shall be made by periodic payments of the amount thereof during the course of any action, suit, proceeding or investigation, as and when invoices are received or Losses are incurred.

13. Participation in Underwritten Offerings. No Stockholder holding Registrable Common Shares may participate in any Underwritten Offering pursuant to this Agreement unless such Stockholder (a) agrees to sell such Stockholder’s Registrable Common Shares on the basis provided in any underwriting arrangements approved by the Company, which approval shall not be unreasonably withheld, conditioned or delayed, and (b) completes and executes all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

14. Reports Under the Exchange Act. For so long as any Registrable Common Shares remain outstanding and the Company is required under the Exchange Act and rules and regulations thereunder to file with the SEC reports pursuant to Section 13 or 15(a) of the Exchange Act, the Company shall use reasonable best efforts to file such reports with the SEC in a timely manner.

15. No Inconsistent Agreements. The Company shall not after the date of this Agreement enter into any agreement which is inconsistent with the rights granted pursuant to this Agreement to the Stockholders holding Registrable Common Shares. The Stockholders agree for purposes of this Section 15 that a registration rights agreement in customary form relating to a Rule 144A Resale Shelf Registration shall not be deemed inconsistent with the rights of the Stockholders hereunder.

16. Assignment of Registration Rights.

(a) The right to cause the Company to register Registrable Common Shares pursuant to this Agreement may be assigned (but only with all related obligations hereunder) by any Stockholder holding Registrable Common Shares as of the date of this Agreement only in connection with a transfer of such Registrable Common Shares to a Person that is an Affiliate of such Stockholder and that is not a natural Person; provided, that, in each case, as a condition to the effectiveness of any such assignment, such Person shall be required to execute a counterpart of this Agreement. Upon such Person’s execution of such counterpart, such Person shall be a Stockholder under this Agreement and shall be entitled to the benefits of, and shall be subject to the restrictions contained in, this Agreement, as amended from time to time, that are applicable hereunder to the Stockholder from whom such rights hereunder were assigned. From and after the date of any such effective assignment, the term “Stockholders” as used herein shall also refer to such Person.

(b) In connection with any merger, consolidation, reorganization or similar transaction involving the Company (i) in which the Company is not the surviving corporation or entity or (ii) which results in the Company becoming the wholly-owned subsidiary of another corporation or other entity, effective provisions shall be made in the instruments pursuant to which such transaction shall be consummated so that the surviving corporation (in the case of a transaction of the type specified in clause (i)) or the entity which becomes the wholly-owned parent of the Company (in the case of a transaction of the type specified in clause (ii)) shall expressly assume the obligations of the Company hereunder effective upon the consummation of such transaction. In such event, all references herein to the Company shall thereafter be references to the assuming entity and all references to the Common Stock shall thereafter be references to the class of equity securities (if any) of the assuming entity issued to all holders of the Common Stock as consideration pursuant to such transaction.

17. Binding Effect; Benefit. This Agreement shall inure to the benefit of and be binding upon the parties hereto, any Stockholder and any successor and permitted assign thereof; provided, however, that, except as provided in Section 16, this Agreement and the provisions of this Agreement that are for the benefit of the Stockholders shall not be assignable by any Stockholder, and any such purported assignment shall be null and void. Except to the extent provided in Section 12, nothing in this Agreement, expressed or implied, is intended to confer upon any Person other than the Company, the Stockholders and their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement. No purchaser of Registrable Common Shares from a Stockholder shall be deemed to be a successor or assignee of such Stockholder merely by reason of such purchase.

18. Amendments and Waivers.

(a) The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof (each such amendment, modification, supplement, waiver or consent, an “Amendment”) may not be given, unless the Company consents thereto and has obtained the written consent thereto of Stockholders holding a Majority of the Registrable Common Shares; provided that, if any Amendment would adversely affect either the Fidelity Stockholder or the Wayzata Stockholder, then such Amendment shall also require the written consent of the Fidelity Stockholder or the Wayzata Stockholder, as applicable.

(b) Notwithstanding Section 18(a), an Amendment with respect to a matter that relates exclusively to the rights of Stockholders holding Registrable Common Shares whose securities are being included in a Registration Statement shall be effective if consented to by Stockholders holding at least a Majority of the Registrable Common Shares being included in such Registration Statement.

(c) Any written consent given by the Fidelity Stockholder or the Wayzata Stockholder pursuant to Section 18(a) shall only be effective if signed by the Stockholders holding a Majority of the Registrable Common Shares held by all of the Stockholders that collectively constitute the Fidelity Stockholder or the Wayzata Stockholder, as applicable, and any such properly given written consent shall be binding upon each Stockholder holding Registrable Common Shares that constitutes a part of the Fidelity Stockholder or the Wayzata Stockholder, as the case may be. Each Stockholder from time to time shall be bound by any Amendment effected pursuant to this Section 18, whether or not any notice, writing or marking indicating such Amendment appears on the Registrable Common Shares or is delivered to such Stockholder.

19. Notices. All notices, demands, requests, consents or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when (a) delivered personally to the recipient, (b) sent by confirmed facsimile or confirmed electronic mail transmission before 5:00 p.m. New York City time on a Business Day, and otherwise on the next Business Day, or (c) one Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid). Such notices, demands, requests, consents and other communications shall be sent (i) if to the Company, to: PAETEC Holding Corp., One PaeTec Plaza, 600 Willowbrook Office Park, Fairport, New York 14450, Facsimile No. 585-340-2563, Attn: General Counsel, or to such other address as the Company shall designate in writing to the Stockholders from time to time, and (ii) if to any Stockholder, to such Stockholder at the address of such Stockholder set forth on the signature pages hereto, or to such other address of any Stockholder as such Stockholder shall designate in writing to the Company from time to time.

20. Interpretation. The headings contained in this Agreement are for convenience only and shall not affect the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

21. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. Subject to Section 24, this Agreement shall become effective as between the Company and any Stockholder when the Company and such Stockholder shall have received a copy of counterparts hereof signed by the other.

22. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES OF AMERICA LOCATED IN THE COUNTY OF NEW YORK FOR ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY (AND AGREES NOT TO COMMENCE ANY ACTION OR PROCEEDING RELATING THERETO EXCEPT IN SUCH COURTS), AND FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO ITS RESPECTIVE ADDRESS SET FORTH IN SECTION 19 SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY ACTION OR PROCEEDING BROUGHT AGAINST IT IN ANY SUCH COURT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES OF AMERICA LOCATED IN THE COUNTY OF NEW YORK, AND HEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

23. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

24. Effectiveness; Termination.

(a) Notwithstanding any other provision of this Agreement, this Agreement shall become effective at the Effective Time, provided that, if the Effective Time shall not occur prior to the termination of the Merger Agreement, this Agreement shall not become effective and shall be null and void ab initio.

(b) This Agreement shall terminate with respect to any Stockholder on the earlier to occur of (i) the date on which such Stockholder first ceases to hold any Registrable Common Shares or (ii) the date on which such Stockholder notifies the Company in writing that such Stockholder irrevocably and forever withdraws as a Stockholder under this Agreement. Notwithstanding any such termination of this Agreement by any Stockholder, all rights, liabilities and obligations of such Stockholder under Sections 11 and 12 shall remain in effect in accordance with their terms. No termination of any provision of this Agreement shall relieve any party of any liability for any breach of such provision occurring prior to such termination.

25. Entire Agreement. This Agreement is intended by the parties to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Company with respect to the Registrable Common Shares. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Registrable Common Shares. No party hereto shall have any rights, duties or obligations other than those specifically set forth in this Agreement. This Agreement supersedes all prior agreements and undertakings among the parties with respect to such registration rights.

26. Specific Performance. Without limiting the rights of each party hereto to pursue all other legal and equitable rights available to such party for any other parties’ failure to perform their obligations under this Agreement, the parties hereto acknowledge and agree that the remedy at law for any failure to perform their obligations hereunder would be inadequate and that each of them, respectively, to the extent permitted by applicable law, shall be entitled to specific performance, injunctive relief or other equitable remedies in the event of any such failure, without bond or other security being required.

27. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the parties shall negotiate in good faith with a view to the substitution therefor of a suitable and equitable solution in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid provision, provided, however, that the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth in the first paragraph hereof.

COMPANY:

PAETEC HOLDING CORP.

By:	/s/ Arunas A. Chesonis
Name:	Arunas A. Chesonis
Title:	Chairman, President and Chief Executive Officer

STOCKHOLDERS:

Fidelity Stockholder:

FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR HIGH INCOME ADVANTAGE FUND

By:	/s/ Peter Lydecker
Name:	Peter Lydecker
Title:	Vice President

COMMONWEALTH OF MASSACHUSETTS PENSION RESERVES INVESTMENT MANAGEMENT BOARD

By:	Fidelity Management Trust Company, as Investment Manager, under Power of Attorney

By:	/s/ Geoffrey W. Johnson
Name:	Geoffrey W. Johnson
Title:	Vice President

PENSION INVESTMENT COMMITTEE OF GENERAL MOTORS FOR GENERAL MOTORS EMPLOYEES DOMESTIC GROUP PENSION TRUST

By:	Fidelity Management Trust Company, as Investment Manager, under Power of Attorney

By:	/s/ Geoffrey W. Johnson
Name:	Geoffrey W. Johnson
Title:	Vice President

FIDELITY SECURITIES FUND: FIDELITY LEVERAGED COMPANY STOCK FUND

By:	/s/ Peter Lydecker
Name:	Peter Lydecker
Title:	Vice President

FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR LEVERAGED COMPANY STOCK FUND

By:	/s/ Peter Lydecker
Name:	Peter Lydecker
Title:	Vice President

Address for Notices:

Fidelity Investments Attn: Nate Van Duzer 82 Devonshire St., V13H Boston, MA 02109 Ph: 617-392-8129 Fax: 617-392-1605

Wayzata Stockholder:

WAYLAND DISTRESSED OPPORTUNITIES FUND I-B, LLC

By:	Wayzata Investment Partners LLC, its Manager

By:	/s/ John D. McEvoy
Name:	John D. McEvoy
Title:	Authorized Signatory

WAYLAND DISTRESSED OPPORTUNITIES FUND I-C, LLC

By:	Wayzata Investment Partners LLC, its Manager

By:	/s/ John D. McEvoy
Name:	John D. McEvoy
Title:	Authorized Signatory

WAYZATA OPPORTUNITIES FUND, LLC

By:	Wayzata Investment Partners LLC, its Manager

By:	/s/ John D. McEvoy
Name:	John D. McEvoy
Title:	Authorized Signatory

WAYZATA OPPORTUNITIES FUND OFFSHORE, L.P.

By:	Wayzata Offshore GP, LLC, its General Partner

By:	Wayzata Investment Partners LLC, its Manager

By:	/s/ John D. McEvoy
Name:	John D. McEvoy
Title:	Authorized Signatory

WAYZATA RECOVERY FUND, LLC

By:	Wayzata Investment Partners LLC, its Manager

By:	/s/ John D. McEvoy
Name:	John D. McEvoy
Title:	Authorized Signatory

Address for Notices:

c/o Wayzata Investment Partners 45 Fairfield Street, 4th Floor Boston, MA 02116

Exhibit A

PLAN OF DISTRIBUTION

Securities may be sold or distributed from time to time by the selling stockholders named in this prospectus and, to the extent permitted by their registration rights agreement with the Company, by their donees or transferees and their other successors in interest. The selling stockholders may sell their securities at market prices prevailing at the time of sale, at prices related to such prevailing market prices, at negotiated prices, or at fixed prices, which may be changed. Each selling stockholder reserves the right to accept or reject, in whole or in part, any proposed purchase of securities, whether the purchase is to be made directly or through agents.

The selling stockholders may offer their securities at various times in one or more of the following transactions, which may include an underwritten offering:

•	in ordinary brokers’ transactions and transactions in which the broker solicits purchasers;

•	in transactions involving cross or block trades or otherwise on the NASDAQ Global Select Market or any other national securities exchange on which the Common Stock is listed;

•	in transactions “at the market” to or through market makers in the common stock or into an existing market for the common stock;

•	in other ways not involving market makers or established trading markets, including direct sales of the securities to purchasers or sales of the securities effected through agents;

•	through transactions in options, swaps or other derivatives which may or may not be listed on an exchange;

•	in privately negotiated transactions; or

•	in a combination of any of the foregoing transactions.

The selling stockholders also may sell their securities in transactions which are exempt from registration under the Securities Act for which no prospectus is required to be delivered.

From time to time, one or more of the selling stockholders may pledge or grant a security interest in some or all of the securities owned by them. If the selling stockholders default in performance of their secured obligations, the pledgees or secured parties may offer and sell the securities from time to time by this prospectus. The selling stockholders also may transfer and donate securities in other circumstances. The amount of securities beneficially owned by selling stockholders will decrease as and when the selling stockholders transfer or donate their securities or default in performing obligations secured by their securities. The plan of distribution for the securities offered and sold under this prospectus will otherwise remain unchanged, except that the transferees, donees, pledgees, other secured parties or other successors in interest will be selling stockholders for purposes of this prospectus.

The selling stockholders may also enter into hedging transactions. For example, a selling stockholder may:

•

enter into transactions with a broker-dealer, affiliate thereof or other third party in connection with which such other party may engage in sales of their securities pursuant to this prospectus, in which case such other party may use shares of the securities received from the selling stockholder to close out any short positions created;

•	sell their securities short itself pursuant to this prospectus and use shares of their securities to close out its short positions;

•

enter into option or other types of transactions that require the selling stockholder to deliver their securities to a broker-dealer or an affiliate thereof or other third party, who may then resell or transfer the securities pursuant to this prospectus; or

•

loan or pledge their securities to a broker-dealer or an affiliate thereof or other third party, who may sell the loaned securities or, in an event of default in the case of a pledge, sell the pledged securities pursuant to this prospectus.

The selling stockholders may use brokers, dealers, underwriters or agents to sell their securities. The persons acting as agents may receive compensation in the form of commissions, discounts or concessions. This compensation may be paid by the selling stockholders or the purchasers of the securities of whom such persons may act as agent, or to whom they may sell as principal, or both. The compensation as to a particular person may be less than or in excess of customary commissions. Any agents or broker-dealers that participate in the offer and sale of the securities may be deemed to be “underwriters” within the meaning of the Securities Act. Any commissions they receive and any profit they realize on the resale of the securities by them may be deemed to be underwriting discounts and commissions under the Securities Act. Neither we nor any selling stockholders can presently estimate the amount of such compensation.

If a selling stockholder sells securities in an underwritten offering, the underwriters may acquire the securities for their own account and resell the securities from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. In such event, we will set forth in a supplement to this prospectus the names of the underwriters and the terms of the transactions, including any underwriting discounts, concessions or commissions and other items constituting compensation of the underwriters and broker-dealers. The underwriters from time to time may change any public offering price and any discounts, concessions or commissions allowed or reallowed or paid to broker-dealers. Unless otherwise set forth in a supplement, the obligations of the underwriters to purchase the securities will be subject to certain conditions, and the underwriters will be obligated to purchase all of the securities specified in the supplement if they purchase any of the securities.

We have informed the selling stockholders that during such time as they may be engaged in a distribution of the securities, they are required to comply with Regulation M under the Securities Exchange Act. With exceptions, Regulation M prohibits any selling stockholder, any affiliated purchasers and other persons who participate in such a distribution from bidding for or purchasing, or attempting to induce any person to bid for or purchase, any security which is the subject of the distribution until the entire distribution is complete.

This offering by any selling stockholder will terminate on the date specified in the selling stockholder’s registration rights agreement with the Company, or, if earlier, on the date on which the selling stockholder has sold all of such selling stockholder’s securities.